UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              August 19, 2004
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                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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           Alabama                 1-3164                    63-0004250
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(State or other jurisdiction  (Commission File      (IRS Employer Identification
      of incorporation)            Number)                      No.)


600 North 18th Street, Birmingham, Alabama                  35291
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 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code          (205) 257-1000
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



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2

Item 8.01.      Other Events.

     On August 19, 2004, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of its Series BB Floating Rate Senior Notes due August 25, 2009 (the "Series BB Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-110950, 333-110950-01, 333-110950-02 and 333-110950-03) of the Company.


Item 9.01.      Financial Statements and Exhibits.

                (c) Exhibits.

                    1.1 Underwriting Agreement, dated August 19, 2004 relating to the Series BB Senior Notes among the Company and BNY Capital Markets, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC as the underwriters named in Schedule I to the Underwriting Agreement.

                    4.2 Twenty-Eighth Supplemental Indenture to Senior Note Indenture dated as of August 25, 2004, providing for the issuance of the Series BB Senior Notes.

                    4.7 Form of Series BB Senior Note (included in Exhibit 4.2 above).

                    5.1 Opinion of Balch & Bingham LLP relating to the Series BB Senior Notes.

                    12.1 Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     August 25, 2004                               ALABAMA POWER COMPANY



                                                        By /s/Wayne Boston
                                                             Wayne Boston
                                                         Assistant Secretary